May 7, 1993


Chemical Bank
270 Park Avenue
New York, NY  10017-2070

Attention:  William T. Hobbs, II, Vice President

RE:  CREDIT AGREEMENT DATED FEBRUARY 1, 1990

Dear Bill:

This will confirm the agreement of Springs and the Bank to amend, effective March 27, 1993, paragraph 3 of the section in the credit agreement between Springs and the Bank dated February 1, 1990 (the "Credit Agreement"), which is designated as "Representations and Warranties," to provide that the reference to Loan Agreement includes the following amendments to the Loan Agreement (the "Amendments"):

   Amendments dated June 5, 1989; September 29, 1989; December 27, 1990, May 13, 1992 and May __, 1993

A copy of the Amendments is enclosed. The Bank and Springs agree that Springs shall not be in default of the Credit Agreements as long as it satisfies the referenced sections of the Loan Agreement as amended by the Amendments and its other obligations under the Loan Agreement.

Please signify the Bank's confirmation of our agreement by signing and returning to me the enclosed copy of this letter.

Very truly yours,
                                                  CONFIRMATION OF AGREEMENT:


James F. Zahrn                                    By: /s/
                                                      ----------------------
Title: /s/
       -----------------------

May 7, 1993

NationsBank
NationsBank Corporate Center
100 North Tryon Street
NC1-007-08-11
Charlotte, NC  28255

Attention:  E. Phifer Helms, Vice President

RE:  CREDIT AGREEMENT DATED FEBRUARY 1, 1990

Dear Phifer:

This will confirm the agreement of Springs and the Bank to amend, effective March 27, 1993, paragraph 3 of the section in the credit agreement between Springs and the Bank dated February 1, 1990 (the "Credit Agreement"), which is designated as "Representations and Warranties," to provide that the reference to Loan Agreement includes the following amendments to the Loan Agreement (the "Amendments"):

   Amendments dated June 5, 1989; September 29, 1989; December 27, 1990, May 13, 1992 and May __, 1993

A copy of the Amendments is enclosed. The Bank and Springs agree that Springs shall not be in default of the Credit Agreements as long as it satisfies the referenced sections of the Loan Agreement as amended by the Amendments and its other obligations under the Loan Agreement.

Please signify the Bank's confirmation of our agreement by signing and returning to me the enclosed copy of this letter.

Very truly yours,
                                                 CONFIRMATION OF AGREEMENT:


James F. Zahrn                                   By: /s/
                                                     -----------------------
Title: /s/
       ---------------------------

May 7, 1993


Wachovia Bank of North Carolina, N.A.
Post Office Box 31608
Charlotte, NC  28231

Attention:  Joanne M. Starnes, Vice President

RE:  CREDIT AGREEMENT DATED FEBRUARY 1, 1990

Dear Joanne:

This will confirm the agreement of Springs and the Bank to amend, effective March 27, 1993, paragraph 3 of the section in the credit agreement between Springs and the Bank dated February 1, 1990 (the "Credit Agreement"), which is designated as "Representations and Warranties," to provide that the reference to Loan Agreement includes the following amendments to the Loan Agreement (the "Amendments"):

   Amendments dated June 5, 1989; September 29, 1989; December 27, 1990, May 13, 1992 and May __, 1993

A copy of the Amendments is enclosed. The Bank and Springs agree that Springs shall not be in default of the Credit Agreements as long as it satisfies the referenced sections of the Loan Agreement as amended by the Amendments and its other obligations under the Loan Agreement.

Please signify the Bank's confirmation of our agreement by signing and returning to me the enclosed copy of this letter.

Very truly yours,
                                                 CONFIRMATION OF AGREEMENT:


James F. Zahrn                                   By: /s/
                                                     -----------------------
Title: /s/
       --------------------------